EXHIBIT 10.2
                                                                    ------------


                                     SECOND
                   LOAN MODIFICATION AND FORBEARANCE AGREEMENT


THIS SECOND LOAN MODIFICATION AND FORBEARANCE AGREEMENT, effective as of the 15th day of June, 2003 (the "Agreement"), is by and among GMX RESOURCES INC., an Oklahoma corporation, ENDEAVOR PIPELINE INC., an Oklahoma corporation, and EXPEDITION NATURAL RESOURCES INC., an Oklahoma corporation (the "Borrowers") and LOCAL OKLAHOMA BANK, N.A. (the "Bank").

                                    RECITALS
                                    --------

WHEREAS, effective October 31, 2000 Borrowers and Bank entered into that certain Credit Agreement (the "Original Agreement") whereby Bank provided Borrowers with a revolving line of credit in an amount governed by a Borrowing Base which shall not exceed $15,000,000.00, as evidenced by reducing revolving promissory note with a stated like amount of even date with the Original Agreement (the "Original Note").

WHEREAS, as of June 18, 2001, Borrowers and Bank amended the Original Agreement for the first time (the "First Amendment") in order to permit certain preferred stock dividends and to evidence certain other changes as set forth therein.

WHEREAS, as of May 28, 2002, Borrowers and Bank amended the Original Agreement as amended by the First Amendment for the second time (the "Second Amendment") in order to increase the rate of interest, include a termination fee, alter the reporting requirements and to make such additional changes as are set forth therein

WHEREAS, as of August 14, 2002, Borrowers and Bank amended the Original Agreement as amended by the First and Second Amendments for the third time (the "Third Amendment" and the Original Agreement as amended by the First, Second, and Third Amendment is referred to herein as the "Agreement").

WHEREAS, the obligations described in the Agreement are secured by, among other things not specifically set forth herein, certain oil and gas properties and other properties as set forth in the Agreement;

WHEREAS, all capitalized terms not otherwise defined herein shall have those meanings assigned to such terms in the Agreement;

WHEREAS, Borrower has failed to comply with certain of its obligations set forth in the Agreement including, but not limited to, certain financial covenants, and as a result, is in default under the terms of the Agreement.

WHEREAS, effective May 1, 2003, Borrowers and Bank entered into that certain Loan Modification and Forbearance Agreement (the "Initial Forbearance Agreement") in order to set forth the terms and conditions upon which Bank agreed to forbear from exercising its rights and remedies arising from Borrowers' default;

WHEREAS, the Initial Forbearance Agreement has expired and Borrowers have not, as yet, secured the refinancing contemplated by the Initial Forbearance Agreement;

            WHEREAS, the parties have agreed to enter into this Agreement for the purpose of enabling Borrower to refinance its obligations to the Bank with another lender or to otherwise obtain funds to satisfy such obligations in full.

            NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Bank hereby agree to enter into a second loan modification and forbearance agreement as follows:

                                    SECTION 1

                                   FORBEARANCE
                                   -----------

            Subject to the terms, covenants and conditions contained herein, the Bank agrees to forbear from exercising certain of their rights under the Loan Documents.

            1.1 The forbearance period ("Forbearance Period") will run from June 15, 2003 through 5:00 p.m. CST on August 31, 2003.

            1.2 Subject to the terms hereof, the Bank agrees to refrain from exercising the following rights granted to them under the Loan Documents and applicable law: (i) immediately accelerate and declare due and owing the entire indebtedness or any portion thereof pursuant to the Loan Documents; (ii) immediately realize upon or otherwise foreclose its security interests and mortgage liens in and on the Collateral or any portion thereof; and/or (iii) take any other actions to collect the indebtedness described therein.

            1.3 Except as provided herein, the parties hereby acknowledge that all terms and conditions set forth in the Loan Documents shall continue in full force and effect, and all mortgages, security agreements, collateral documents and other instruments securing payment of any Borrower's indebtedness to the Bank under the Loan Documents shall continue in full force and effect as security for payment of such obligations.

            1.4 Nothing contained in this Section 1 shall be construed as imposing any affirmative obligations on the Bank to renew, extend, or rearrange in any way the obligations of Borrower or Guarantors under the Loan Documents, the Guaranty Agreements or this Agreement.

            1.5 Nothing contained in this Section 1 shall constitute any course of dealing on the part of Bank that has the effect of changing or modifying any terms of the Loan Documents, the Guaranty Agreements or this Agreement.

            1.6 With the exception of the Bank's forbearance from the immediate exercise of its remedies under the Agreement as such forbearance is described herein, nothing contained in this Section 1 shall constitute a waiver of any of the Bank's rights under the Loan Documents or this Agreement.

                                    SECTION 2

                         OTHER AGREEMENTS AND AMENDMENTS
                         -------------------------------

            2.1 Notwithstanding anything contained in the Note or in Section 2.6 of the Agreement, Scheduled Principal and Interest Payments, to the contrary, until such time as the amounts outstanding on the Note are repaid in full Borrower shall make the following payments on the Note:

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

                         On July 1, 2003, Borrower shall make a principal
             payment in the amount of $156,000.00 together with a payment of all accrued but unpaid interest on the Note. On August 1, 2003, Borrower shall make a principal payment in the amount of $109,000.00 together with a payment of all accrued but unpaid interest on the Note. All remaining principal plus all accrued but unpaid interest shall be due and payable in full on August 31, 2003.

            2.2 The provisions of Section 2 of the Credit Agreement, AMOUNT AND TERMS OF CREDIT FACILITY, are hereby deemed amended as affected by Section 2.1 above.

            2.3 Borrower hereby agrees to pay to the Bank a fee in the amount of $20,000.00 (the "Forbearance Fee") in order to compensate Bank for the items set forth herein upon demand.

                                    SECTION 3

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

            Each Borrower hereby represents and warrants as follows:

            3.1 Such Borrower's execution and delivery of this Agreement and the performance of its obligations hereunder and thereunder (i) are and will be within its corporate powers; (ii) are duly authorized by such Borrower's board of directors; (iii) are not and will not be in contravention of any law, statute, rule or regulation, the terms of such Borrower's Certificate of Incorporation or its Bylaws; (iv) do not require any consent or approval (including governmental) which has not been given; and (v) will not result in the imposition of liens, charges or encumbrances on any of Borrower's properties or assets, except those in favor of Bank hereunder or under any of the Loan Documents.

            3.2 This Agreement when duly executed and delivered, will constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms.

            3.3 All of such Borrower's other representations and warranties set forth in the Loan Documents are true and correct on and as of the date hereof with the same effect as though made and repeated on and as of the effective date of this Agreement.

            3.4 As of the effective date hereof, the Note has Loan Balance of $7,695,000.00 including an outstanding principal balance of $7,545,000 and issued and outstanding letters of credit of $150,000.

            3.5 Each Borrower hereby acknowledges that it is in default of its obligations under the Loan Documents based on, among other things, (i) its failure to achieve the Adjusted Current Ratio for the last quarter of the year ending December 31, 2002, March 31, 2003, and each reporting period thereafter as required by Section 7.1 of the Credit Agreement; (ii) its failure to achieve the Debt Service Coverage Ratio for the last quarter of the year ending December 31, 2002, March 31, 2003 and each reporting period therafter as required by
Section 7.2 of the Credit Agreement; and (3) the fact that the Loan Balance ( as defined in the Credit Agreement) exceeds the Commitment Amount and Borrower has not made the mandatory principal reduction as required by Section 2.6 of the Credit Agreement.

            3.6 Each Borrower hereby acknowledges and agrees that: (i) the Bank has fulfilled its obligations to Borrower arising under the Loan Documents through the date hereof; (ii) neither of the Borrowers has any claims or defenses with respect to their respective obligations under the Loan Documents or Bank's enforcement of its remedies under the Loan Documents; (iii) Each Borrower hereby expressly waives any and all defenses, counterclaims, setoffs or other rights they might hold, individually or collectively, which could result in a reduction of the indebtedness owing by Borrowers to the Bank (except for the payment thereof); and (iv) each Borrower acknowledges and agrees that the Bank has no obligation to advance any additional funds to Borrowers under the Agreement.

            3.7 The Loan Documents are enforceable pursuant to their terms, subject to the terms of this Agreement.

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

                                    SECTION 4

                              COVENANTS OF BORROWER
                              ---------------------

            In addition to any and all covenants set forth in the Loan Documents, each Borrower hereby covenants and agrees to provide Bank, upon request and no later than Monday of each week during the forbearance period, written status reports or other information concerning such Borrowers' efforts to refinance any of Borrowers' obligations under the Loan Documents.

                                    SECTION 5

                       CONDITIONS PRECEDENT TO FORBEARANCE
                       -----------------------------------

            The Bank shall have no obligation under Section 1 of this Agreement unless and until all the following conditions precedent have been satisfied or waived by the Bank:

            5.1 Bank shall have received originals of this Agreement executed by each Borrower.

            5.2 Each Borrower shall have taken all other actions reasonably requested by Bank to fulfill the purposes of this Agreement including, but not limited to, the execution and delivery by Borrowers of any additional documents including, if deemed necessary by Bank, replacement promissory notes, mortgages, security agreements and/or financing statements.

            5.3 Borrower shall have paid Bank the Forbearance Fee.

            5.4 Resolutions, consents and/or other authorizations (the "Resolutions") of Borrowers approving the execution, delivery, and performance of this Agreement, any documents or instruments required herein, and the transactions contemplated herein, duly adopted by the board of directors, general partner, and/or members of each Borrower accompanied by a certificate of each Borrower's secretary stating that the Resolutions are true and correct, have not been altered or repealed and are in full force and effect and shall have been received by Bank.

            5.5 Each Borrower's representations and warranties set forth in
Section 2 hereof shall be true and correct on and as of the date hereof, except as modified herein.

            5.6 Each Borrower shall have satisfied all conditions set forth in the Loan Documents, except as modified herein.

            5.7 As of the date hereof, no Event of Default (except for those defaults set forth at Section 3.5 above) nor any event which, with the giving of notice or lapse of time, would constitute an Event of Default hereunder shall have occurred and be continuing.

                                    SECTION 6

                                EVENTS OF DEFAULT
                                -----------------

            The occurrence of any of the following shall constitute an Event of Default under this Agreement (an "Event of Default"):

            7.1 Borrowers fail to make any payment as and when due pursuant to the terms hereof.

            7.2 Borrowers fail to perform any obligation imposed upon them or any one of them under this Agreement.

            7.3 The occurrence of any default or Event of Default under the Loan Documents, except to the extent this Agreement expressly recognizes and permits the existence of such a default or Event of Default and such default is not cured or remedied to the satisfaction of the Bank within five (5) days after notice of such default is sent by Bank to Borrower. For the purpose hereof, notice is deemed sent two (2) days after such notice is deposited with the

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

United States Postal Service. It is recognized and agreed that those defaults acknowledged by Borrower in Section 3.5 will not create an Event of Default hereunder.

            7.4 The filing of a voluntary or involuntary petition for relief under the United States Bankruptcy Code by or against any Borrower.

                                    SECTION 7

                                    REMEDIES
                                    --------

            Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence of an Event of Default as described in Section 6 hereof: (i) all obligations of the Bank under this Agreement shall terminate without notice to Borrower or any other person; and (ii) the Bank shall have the right, at their sole discretion and without notice, to exercise any rights and remedies which are provided under this Agreement, the Loan Documents or under applicable law.

                                    SECTION 8

                                  MISCELLANEOUS
                                  -------------

            8.1 All recitals are incorporated herein by reference, and are binding upon each Borrower.

            8.2 Notwithstanding any contrary or inconsistent provision contained in any of the provisions of any of the Loan Documents, the provisions of this Agreement will control. Except as expressly amended, supplemented or modified by the terms hereof, the provisions of the Loan Documents and all other documents held by the Bank will remain in full force and effect and are hereby ratified and affirmed in all respects unless otherwise terminated.

            8.3 Each Borrower waives any and all rights of set-off, including any statutory right of set-off which may be applicable, that they may have against the Bank or any other holder of the Loan Documents, whether such liabilities owed to Borrower by the Bank or any other holder of the Loan Documents are direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.

            8.4 Each Borrower acknowledges and agrees that the Bank may sell, transfer and/or assign any or all of the Loan Documents at any time to any third party; and upon written notice by the Bank and such third party, Borrowers will render performance of their obligations under the Loan Documents to such third party.

            8.5 Each Borrower acknowledges and agrees that, pursuant to the terms of the Loan Documents, all of Bank's expenses incurred in connection with the preparation and negotiation of this Agreement, and in enforcement of the Bank's rights under this Agreement and the Loan Documents, including Bank's reasonable attorneys' fees and expenses, constitute additional obligations owing under the Loan Documents and are secured in the same manner as the obligations of Borrowers thereunder.

            8.6 The relationship between the Bank and Borrowers is that of a lender and its borrowers. Borrowers and Bank agree and acknowledge that Borrowers and Bank are not partners or joint venturers, and there is no relationship or circumstances existing that would impose a fiduciary duty upon the Bank with respect to Borrowers.

            8.7 No third party beneficiary relationship is intended nor shall any such relationship be created by the execution, delivery or performance of this Agreement.

            8.8 This Agreement may be executed and delivered in two or more counterparts each of which will constitute an original instrument, but all of which taken together will constitute one agreement.

            8.9 In any event any one or more of the provisions in this Agreement, the Loan Documents or in any other instrument or document referred to herein or executed in connection with or as security for the Agreement, shall, for any reason, be held to be invalid, illegal or unenforceable, such provision(s) shall not affect any other provision of this Agreement, the Loan Documents, or any other instrument or document referred to herein or executed in connection therewith. Furthermore, in lieu of such invalid, illegal or unenforceable provision, there shall automatically be added a provision as similar in terms to such invalid, illegal, or unenforceable provision as may be possible and as may be valid, legal and enforceable.

            8.10 Borrowers have had the opportunity to fully review the form and content of this Agreement with counsel of their choice; understand the nature of and quality of the releases, covenants and agreements made by Borrowers herein; acknowledge that the Bank is forbearing from exercising its lawful rights under the Loan Documents in consideration of the Borrowers' releases, covenants and agreements herein, and enter into this Agreement freely and without duress, in their respective best interests.

            8.11 This Agreement may be amended or extended only by a written instrument executed by all the parties hereto. No waiver of any term or provision hereof shall be effective unless reduced to writing and signed by the party to be charged with such waiver. The Bank has no obligation to further extend the forbearance period or make any similar concessions to Borrowers regarding performance of their obligations under the Loan Documents beyond what is otherwise set forth herein. Any decision by the Bank to grant one or more such extensions or similar concessions (i) shall be made by the Bank in its sole discretion, and (ii) shall not create an express or implied obligation on the part of Bank to grant further extensions or concessions.

            8.12 Borrowers and Bank have jointly negotiated and prepared this Agreement. Accordingly, any rule of construction pursuant to which an ambiguity herein would be construed against the drafter of this Agreement shall not apply to this Agreement.

            8.13 This Agreement shall be construed in accordance with and governed by the laws of the State of Oklahoma, and shall be binding on and inure to the benefit of Borrowers and Bank, their respective successors and assigns. All obligations of Borrowers and all rights of the Bank under this Agreement and the Loan Documents shall be in addition to and not in limitation of those provided by applicable law. Borrowers irrevocably agree that, subject to Bank's sole election, all suits or proceedings arising from or related to this Agreement or any of the Loan Documents may be litigated in courts (whether State or Federal) sitting in Oklahoma City, Oklahoma and Borrowers hereby irrevocably waive any objection to such jurisdiction and venue. Borrowers hereby waive their right to trial by jury in any legal action or proceeding with respect to this Agreement, the Loan Documents, and the rights and obligations of the parties hereto.

            8.14 THIS AGREEMENT AND ALL INSTRUMENTS, AGREEMENTS AND DOCUMENTS ATTACHED HERETO, REFERRED TO HEREIN OR EXECUTED IN CONNECTION HEREWITH, INTEGRATE ALL THE TERMS AND CONDITIONS BETWEEN THE PARTIES AND CONSTITUTE THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER THEREOF, AND SUPERSEDE ALL PRIOR DISCUSSIONS, NEGOTIATIONS AND COMMUNICATIONS WHETHER ORAL OR WRITTEN. NONE OF THE PARTIES HERETO SHALL BE BOUND BY ANY PROMISES, REPRESENTATIONS, WARRANTIES OR AFFIRMATIONS NOT CONTAINED IN THIS AGREEMENT, IN AN AGREEMENT, INSTRUMENT, OR DOCUMENT ATTACHED HERETO OR REFERRED TO HEREIN OR EXECUTED IN CONNECTION HEREWITH.

            8.15 THE BORROWERS (IN THEIR OWN RIGHT AND ON BEHALF OF THEIR RESPECTIVE DIRECTOR, OFFICERS, EMPLOYEES. INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS) (THE "RELEASING PARTIES") JOINTLY AND SEVERALLY RELEASE, ACQUIT, AND FOREVER DISCHARGE BANK AND ITS DIRECTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS, AND ATTORNEYS (THE "RELEASED PARTIES"), TO THE FULLEST EXTENT PERMITTED BY APPLICABLE STATE AND FEDERAL LAW, FROM ANY AND ALL ACTS AND OMISSIONS OF THE RELEASED PARTIES, AND FROM ANY AND ALL CLAIMS , CAUSES OF ACTION, COUNTERCLAIMS, DEMANDS, CONTROVERSIES, COSTS, DEBTS, SUMS OF MONEY, ACCOUNTS, RECKONINGS, BONDS, BILLS, DAMAGES, OBLIGATIONS, LIABILITIES, OBJECTIONS, AND

EXECUTIONS OF ANY NATURE , TYPE, OR DESCRIPTION WHICH THE RELEASING PARTIES HAVE AGAINST THE RELEASED PARTIES, INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE, GROSS NEGLIGENCE, USURY, FRAUD, DECEIT, MISREPRESENTATION, CONSPIRACY, UNCONSCIONABILITY, DURESS, ECONOMIC DURESS, DEFAMATION, CONTROL, INTERFERENCE WITH CONTRACTUAL AND BUSINESS RELATIONSHIPS, CONFLICTS OF INTEREST, MISUSE OF INSIDER INFORMATION, CONCEALMENT, DISCLOSURE, SECRECY, MISUSE OF COLLATERAL, WRONGFUL RELEASE OF COLLATERAL, FAILURE TO INSPECT, ENVIRONMENTAL DUE DILIGENCE, NEGLIGENT LOAN PROCESSING AND ADMINISTRATION, WRONGFUL SETOFF, VIOLATIONS OF STATUTES AND REGULATIONS OF GOVERNMENTAL ENTITIES, INSTRUMENTALITIES AND AGENCIES (BOTH CIVIL AND CRIMINAL), RACKETEERING ACTIVITIES, SECURITIES AND ANTITRUST LAWS VIOLATIONS, TYING ARRANGEMENTS, DECEPTIVE TRADE PRACTICES, BREACH OR ABUSE OF ANY ALLEGED FIDUCIARY DUTY, BREACH OF ANY ALLEGED SPECIAL RELATIONSHIP, COURSE OF CONDUCT OR DEALING, ALLEGED OBLIGATION OF FAIR DEALING, ALLEGED OBLIGATION OF GOOD FAITH, AND ALLEGED OBLIGATION OF GOOD FAITH AND FAIR DEALING, WHETHER OR NOT IN CONNECTION WITH OR RELATED TO THE LOAN DOCUMENTS AND THIS AGREEMENT, AT LAW OR IN EQUITY, IN CONTRACT IN TORT, OR OTHERWISE, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED UP TO AND INCLUDING THE DATE OF THIS AGREEMENT (THE "RELEASED CLAIMS"). THE RELEASING PARTIES FURTHER AGREE TO LIMIT ANY DAMAGES THEY MAY SEEK IN CONNECTION WITH ANY CLAIM OR CAUSE OF ACTION, IF ANY, TO EXCLUDE ALL PUNITIVE AND EXEMPLARY DAMAGES, DAMAGES ATTRIBUTABLE TO LOST PROFITS OR OPPORTUNITY, DAMAGES ATTRIBUTABLE TO MENTAL ANGUISH, AND DAMAGES ATTRIBUTABLE TO PAIN AND SUFFERING INSOFAR AS SAME ARISE UP TO AND THROUGH THE DATE OF EXECUTION OF THIS AGREEMENT.. THE RELEASING PARTIES REPRESENT AND WARRANT THAT TO THEIR KNOWLEDGE NO FACTS EXIST WHICH COULD PRESENTLY OR IN THE FUTURE COULD SUPPORT THE ASSERTION OF ANY OF THE RELEASED CLAIMS AGAINST THE RELEASED PARTIES. THE RELEASING PARTIES FURTHER COVENANT NOT TO SUE THE RELEASED PARTIES ON ACCOUNT OF ANY OF THE RELEASED CLAIMS, AND EXPRESSLY WAIVE ANY AND ALL DEFENSES THEY MAY HAVE IN CONNECTION WITH THEIR DEBTS AND OBLIGATIONS UNDER THE LOAN PAPERS AND THIS AGREEMENT WITH THE EXCEPTION OF PAYMENT. THIS PARAGRAPH IS IN ADDITION TO AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER BY THE RELEASING PARTIES IN FAVOR OF THE RELEASED PARTIES.

            This Agreement has been executed and delivered to be effective on the date first above written.

             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.



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

     BORROWERS:                       GMX RESOURCES, INC.
                                      an Oklahoma corporation


                                      ------------------------------------------
                                      By:
                                          --------------------------------------
                                      Title:      President


                                      ENDEAVOR PIPELINE, INC.,
                                      an Oklahoma corporation


                                      ------------------------------------------
                                      By:
                                          --------------------------------------
                                      Title:      President


                                      EXPEDITION NATURAL RESOURCES, INC.,
                                      an Oklahoma corporation


                                      ------------------------------------------
                                      By:
                                          --------------------------------------
                                      Title:      President


     BANK:                            LOCAL OKLAHOMA BANK, N.A.


                                      ------------------------------------------
                                      By:         John K. Slay, Jr.
                                          --------------------------------------
                                      Title:      Senior Vice President






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